Exhibit 99.1

Peraso Provides Update on Strategic Review Process and Capital Strategy

SAN JOSE, Calif., July 11, 2025 – Peraso Inc. (NASDAQ: PRSO) (“Peraso” or the “Company”), a pioneer in mmWave wireless technology solutions, today announced that its board of directors (the “Board”) has authorized the exploration of strategic alternatives, including a merger, sale of assets or other similar transaction, all intended to maximize stockholder value and further its business operations. The Company has retained Craig-Hallum Capital Group LLC as its financial advisor to assist with the exploration process. The Company, in making this announcement, notes that there can be no assurance that the exploration process will result in any strategic alternative, or as to its outcome or timing.

As part of this process, the Board is also continuing to evaluate the unsolicited non-binding proposal from Mobix Labs, Inc. (“Mobix”), which was previously disclosed on June 27, 2025.

In addition, management is pursuing a wide variety of potential funding arrangements to address its short-term cash needs and provide the capital necessary to support its operations, while at the same time conserving cash by delaying or deferring certain expenditures.

About Peraso Inc.

Peraso Inc. (NASDAQ: PRSO) is a pioneer in high-performance 60 GHz unlicensed and 5G mmWave wireless technology, offering chipsets, modules, software, and IP. Peraso supports a variety of applications, including fixed wireless access, military, immersive video, and factory automation. For additional information, please visit www.perasoinc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. All statements in this release that are not based on historical fact are "forward-looking statements." These statements may be identified by words such as "estimates," "anticipates," "projects," "plans," "strategy," "goal," or "planned," "seeks," "may," "might", "will," "expects," "intends," "believes," "could," "should," and similar expressions, or the negative versions thereof, and which also may be identified by their context. There can be no assurance that the Company will secure any financing arrangement or complete any capital transaction, that it will enter into negotiations with Mobix or any third party, that the unsolicited proposal or any strategic alternative will result in a formal offer, or that any such offer or alternative will ultimately lead to a completed transaction.

Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to: risks related to the Company’s efforts to obtain financing or pursue capital arrangements to support operations; risks associated with delays or deferrals of expenditures in order to conserve cash; risks related to the Company’s business as a result of the time necessary to review and explore the proposal from Mobix and potentially other proposals, including the potential loss of customers, loss of revenue and other negative impacts from the time management must devote to these discussions; risks related to the loss of personnel; general acquisition-related risks, including costs and cash expenditures associated with exploring and executing a potential transaction; the Company’s continued compliance with the continued listing requirements and standards of the Nasdaq Stock Market; timing, receipt and fulfillment of customer orders associated with the Company’s mmWave products and solutions; anticipated use of mmWave by customers and intended users of the Company’s products; the availability and performance of Peraso's products and solutions; the successful integration of Peraso's products and technology with customer and third-party semiconductor, antenna and system solutions; reliance on manufacturing partners to assist successfully with the fabrication of the Company’s ICs and antenna modules; availability of quantities of ICs supplied by manufacturing partners at a competitive cost; level of intellectual property protection provided by the Company’s patents; vigor and growth of markets served by the Company’s customers and its operations; and other risks included in the Company’s SEC filings. Peraso undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

Peraso and the Peraso logo are registered trademarks of Peraso Inc. in the U.S. and/or other countries.

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Company Contact:

Jim Sullivan, CFO

Peraso Inc.

P: 408-418-7500

E: jsullivan@perasoinc.com